UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    ----------------------------

                           THE NEW IRELAND FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (203) 869-0111
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                    Date of reporting period: APRIL 30, 2006
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                       THE
                                   NEW IRELAND
                                      FUND

                                    [GRAPHIC]

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2006

               COVER PHOTOGRAPH -- LAKES OF KILLARNEY, CO. KERRY
                      Provided courtesy of Tourism Ireland.

                          LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

      As will be seen in the Economic Review below, the Irish economy remains strong with growth of 5% expected for the current year and a higher growth rate being projected for 2007. These growth rates place Ireland in the forefront of the Western European economies, which although showing some improvement, still remain well below the growth rate of both Ireland and the U.S.

      The strong performance of the Irish Market, allied to the weakening US dollar has been of considerable benefit to the Fund during the first half of the Fund's fiscal year. This was reflected by the 28.3% increase in the Fund's Net Asset Value ("NAV") and the 31.1% increase in the market price over that period. These type of returns will be hard to replicate over the remainder of the Fund's fiscal year, given the way the US dollar has moved in recent times and the possible influence of further interest rate increases in both the Eurozone and the U.S.

      Just before the end of the quarter, Mr. James Boyle resigned as a director of the Fund, for personal reasons. We are very sorry to see him leave the Board as he has served the Fund, with distinction, for the past six years. The Board recently appointed Ms. Margaret Duffy to fill the vacancy resulting from Mr. Boyle's resignation.

PERFORMANCE

      In the second fiscal quarter, the Fund's NAV increased by 12.4% to $28.62, as compared to the 8.8% rise in the Irish Equities Index ("ISEQ"), in dollar terms. Excluding Bank of Ireland, which the fund is precluded from investing in, the Irish market was up 8.7% in dollar terms. For the first six months of the year, NAV is up 28.3%. while the ISEQ is up 26.8% over that period, in dollar terms, or 27.4% excluding Bank of Ireland. The performance of the Irish market is in line with the overall Eurozone market over the last three and six months, well ahead of the S&P index. Over the same periods, the Euro rose by 3.7% and 5.2%, respectively, against the US dollar. The Equity Market Review section below gives a more detailed analysis of the performance of some of the key stocks held by the Fund.

      We continue to implement the Share Repurchase Program, with 53,950 shares being repurchased and retired, since the beginning of the fiscal year, at a cost of $1,281,640. These repurchases represent a reduction of 1.19% of the shares outstanding at October 31, 2005 and they have resulted in a positive impact of 3 cents per share.

ECONOMIC REVIEW

      The economic outlook in Ireland continues to be positive and the Irish Central Bank recently increased its expectations for both GNP and GDP growth to 5% this year, which is in line with the economy's growth trend potential. Stronger growth is also being forecast for 2007. This, in part, relates to an expectation of higher consumer spending, due mainly to the maturity of the Special Savings Incentive Accounts ("SSIAs"), which will release very substantial funds into the economy in the coming months. The International backdrop also remains supportive, including signs of slightly higher growth within the Eurozone.

      The two major risks to the Global Economy continue to be the potential for high oil prices to drive inflation and restrict growth, and the danger that global imbalances could drive sudden moves in exchange rates. In the medium term, a continuance of the boom in the Irish construction sector appears unlikely, with the resultant possibility of adverse shocks to the economy.

      Consumer sentiment strengthened in April to 98.8, recovering from a dip in March. Last year the comparable figure was 97.3. Commentators regard the numbers as an indication that consumers are cautiously optimistic. Consumer spending has been strong with January and February retail sales figures, excluding autos, up 7.5%, and 7%, respectively. These increases would seem to indicate that the SSIA funds are being spent in advance of payout.

      The number of unemployment claims rose slightly in April taking the total to the highest figure for 13 months, however the unemployment rate, at 4.5%, has remained fairly steady on a seasonally adjusted basis.

      The annual rate of inflation reached 3.5% in March, the highest since June 2003. The reasons are as follows: core services, excluding mortgages, are beginning to rise as a result of spending related to the anticipated payouts from the SSIAs mentioned above, core goods price deflation is slowing, mortgages costs and rents are rising and, of course, energy costs. There is a risk of a further rise in the CPI but this is unlikely to cause a slowdown in consumer spending.

      Private sector credit growth eased a little in March but remained strong at 29%, year on year. Mortgage credit rose 29.8% and non-mortgage credit growth was 28.1%.

EQUITY MARKET REVIEW

      World stock markets continued their positive run in the quarter:

                                    QUARTER ENDED       SIX MONTHS ENDED
                                   APRIL 30, 2006        APRIL 30, 2006
                                  -----------------    -----------------

                                    LOCAL               LOCAL
                                  CURRENCY   U.S. $    CURRENCY   U.S. $
                                  --------   ------    --------   ------
Irish Equities (ISEQ)                +4.9%    +8.8%      +20.6%   +26.8%
S&P 500                              +2.4%    +2.4%       +8.6%    +8.6%
NASDAQ                               +0.7%    +0.7%       +9.5%    +9.5%
UK Equities (FTSE 100)               +4.6%    +7.3%      +13.3%   +16.9%
Japanese Equities                    +1.5%    +4.6%      +24.3%   +27.1%

                                    QUARTER ENDED       SIX MONTHS ENDED
                                   APRIL 30, 2006        APRIL 30, 2006
                                  -----------------    -----------------

                                    LOCAL               LOCAL
                                  CURRENCY   U.S. $    CURRENCY   U.S. $
                                  --------   ------    --------   ------
Euroland Equities Eurostoxx          +5.8%   +10.0%      +19.0%   +25.4%
German Equities (DAX)                +5.9%   +10.1%      +21.9%   +28.5%
French Equities (CAC 40)             +4.9%    +9.0%      +17.0%   +23.2%
Dutch Equities (AEX)                 +4.2%    +8.3%      +19.1%   +25.5%

      The annual reporting season dominated the news flow over the quarter, as may be seen below:

      EIRCOM reported third quarter numbers with revenue growth of 6.3% being in line with projections but with margins weaker than expected. EBITDA margins (pre restructuring & pension charges) were down 5 percentage points to 33.5%. Rising competition in the fixed line business increased the sales and marketing costs. Revenues for the recently acquired mobile business, Meteor, rose 9.4% with subscriber growth ahead of expectations. However, results were overshadowed by the recent announcement that Eircom had received a preliminary approach from the Australian firm, Babcock and Brown Capital, which had acquired a 12.5% stake in the company last October. In recent weeks, a formal offer has been made at a price of Euro 2.20 per share.

      ALLIED IRISH BANKS delivered a solid set of full year results. Net interest income rose 15% to (euro)2.53 billion, resulting from 26% growth in average interest-earning assets and a 20 basis points reduction in net interest margin. Adjusted EPS rose 15.8% to (euro)1.46. Operating expenses rose 7%, which was at the lower end of the 7-8% guidance range. The cost income ratio dropped 2.5% to 55.2%. Management has expressed confidence in the outlook for 2006 and beyond.

      IRISH LIFE & PERMANENT produced a strong set of 2005 results, beating analyst's expectations. Operating profit before tax rose 9% to (euro)420 million and EPS increased 10% to 134.9 cents. Performance of the Life and Pension's division was impressive with operating profits up 16% to (euro)222 million.

      Full year results from KINGSPAN GROUP were strong. Sales rose 30%, operating profit was up 40% and EPS increased 41%. Growth was spread across the group's operations. Underlying EBIT growth was 25% and the dividend was increased by 40%.

      CRH full year results were solid. Turnover rose 13% and EPS were up 14%. The dividend was increased 18%. Guidance, from the typically cautious company, was confident. CRH entered 2006 with good momentum. The Group is seeing a gradual pick up in its European operations while, in the U.S., non-residential construction should continue to recover, although housing starts are expected to moderate. The company continued its run of acquisitions with the purchase of MMI Products, in the U.S., for $350 million. The deal is immediately earnings accretive and adds a new area to the Group's U.S. business. 45% of MMI's sales are in fencing, 35% in welded wire reinforcement and 20% in construction accessories.

      Profits at GRAFTON Group rose 32% during 2005, on the back of high growth in Ireland where profits rose 116%. The Group's Heiton division was a big contributor to this. In 2005, Ireland accounted for 50% of group profits versus 32% in 2004. U.K. sales were flat on a like for like basis and profits were also flat, which was not surprising given the deterioration in trading conditions in that market. The Group commented that the outlook for their Irish businesses remains strong, although conditions remain very competitive in the DIY sector.

      INDEPENDENT NEWS AND MEDIA reported full year results that were in line with guidance. Revenue rose 8%, operating profit rose 11% and adjusted EPS was up 17%. The dividend was increased by 19%. All regions contributed to revenue and profit growth. Management is confident that 2006 earnings growth will be in line with market expectations, implying double-digit earnings growth for the year.

      FYFFE'S announced that it was moving its property portfolio with assets of
(euro)207 million into a separate company - Blackrock International Land plc. This new company has since been listed on the Irish Stock Exchange.

CURRENT OUTLOOK

      Prospects for the Irish economy remain good. As mentioned earlier, the 5% GDP forecast for 2006, together with the positive global backdrop, provides a very supportive operating environment for Irish companies in the current year.

      Despite strong share price appreciation over the past few years, the valuations attributed to Irish stocks are not demanding. With the market trading at 13 times next year's earnings and with the expectation of mid-teen earnings growth, we believe that the Irish market continues to be an attractive long-term investment.

      Sincerely,

      /s/ Peter Hooper

      Peter Hooper

      Chairman

      June 16, 2006

                               INVESTMENT SUMMARY

                                TOTAL RETURN (%)
                                ----------------

                               MARKET VALUE        NET ASSET VALUE (a)
                               ------------        -------------------

                                        AVERAGE                AVERAGE
                         CUMULATIVE   ANNUAL (b)  CUMULATIVE  ANNUAL (b)
                         ----------   ----------  ----------  ----------
Six Months                  31.13        31.13       28.34      28.34
One Year                    35.77        35.77       30.65      30.65
Three Year                 186.54        41.99      146.35      35.02
Five Year                  146.54        19.77      111.29      16.13
Ten Year                   268.22        13.91      209.35      11.95

                                                 PER SHARE INFORMATION AND RETURNS
                                                 ---------------------------------
                                                                                                                           2006
                                                                                                                            2ND
                        1996      1997      1998      1999      2000      2001      2002      2003     2004      2005     QUARTER
----------------------------------------------------------------------------------------------------------------------------------
Net Asset
   Value ($)            16.90     19.99     21.36     19.75     20.06     13.28     11.04     16.29    20.74     24.36     28.62
Income
   Dividends ($)        (0.14)    (0.22)    (0.07)       --     (0.13)    (0.01)    (0.03)       --   (0.089)    (0.03)    (0.16)
Capital Gains Other
   Distributions ($)    (0.13)    (0.36)    (0.70)    (1.14)    (1.60)    (2.65)    (0.69)       --       --        --     (1.77)
Total Return (%) (a)    26.65     22.46     11.68     (2.79)    13.27    (23.76)   (12.07)    47.55    28.14     17.51     28.34(b)

NOTES

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)   Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2006
                           (PERCENTAGE OF NET ASSETS)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Publishing and News                                                        3.67%
Food and Agriculture                                                       3.12%
Construction and Building Materials                                       32.24%
Financial                                                                 20.20%
Other Assets                                                               7.31%
Food and Beverages                                                        13.69%
Health Care Services                                                       6.46%
Transportation                                                             4.12%
Business Services                                                          4.44%
Diversified Financial Services                                             4.75%

                 TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2006

HOLDING                        SECTOR                                   % OF NET ASSETS
-------                        ------                                   ---------------
CRH PLC                        Construction and Building Materials            16.35%
Allied Irish Banks PLC         Financial                                      15.98%
Kingspan Group PLC             Construction and Building Materials             8.23%
Kerry Group PLC, Series A      Food and Beverages                              8.14%
Grafton GRP PLC-UTS            Construction and Building Materials             5.25%
Irish Life & Permanent PLC     Diversified Financial Services                  4.75%
DCC PLC                        Business Services                               4.44%
FBD Holdings PLC               Financial                                       4.22%
Ryanair Holding PLC            Transportation                                  4.12%
Independent News & Media PLC   Publishing and News                             3.67%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   Value (U.S.)
April 30, 2006                                            Shares     (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (98.73%)

COMMON STOCKS OF IRISH COMPANIES (97.65%)

BUSINESS SERVICES (4.44%)
   DCC PLC                                               243,763   $   5,910,839
                                                                   -------------
BUSINESS SUPPORT SERVICES (1.61%)
   Irish Estates PLC*                                    500,000       2,141,408
                                                                   -------------
COMPUTER SOFTWARE AND SERVICES (0.58%)
   IONA Technologies PLC-ADR*                            169,300         768,622
                                                                   -------------

CONSTRUCTION AND BUILDING MATERIALS (32.24%)
   CRH PLC                                               592,479      21,755,151
   Grafton Group PLC-UTS                                 504,565       6,984,984
   Kingspan Group PLC                                    663,458      10,948,013
   McInerney Holdings PLC                                196,675       3,208,260
                                                                   -------------
                                                                      42,896,408
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES (4.75%)
   Irish Life & Permanent PLC                            248,182       6,321,236
                                                                   -------------
FINANCIAL (20.20%)
   Allied Irish Banks PLC                                881,321      21,259,521
   FBD Holdings PLC                                      117,402       5,619,655
                                                                   -------------
                                                                      26,879,176
                                                                   -------------
FOOD AND AGRICULTURE (3.12%)
   IAWS Group PLC                                        229,783       4,147,770
                                                                   -------------
FOOD AND BEVERAGES (13.69%)
   C&C Group                                             462,383       3,582,016
   Fyffes PLC                                            640,733       1,743,337
   Greencore Group PLC                                   401,256       2,047,044
   Kerry Group PLC, Series A                             434,434      10,835,266
                                                                   -------------
                                                                      18,207,663
                                                                   -------------
HEALTH CARE SERVICES (6.46%)
   ICON PLC-Sponsored ADR*                                71,646       3,905,424
   United Drug PLC                                       996,401       4,694,143
                                                                   -------------
                                                                       8,599,567
                                                                   -------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

                                                                   Value (U.S.)
April 30, 2006                                          Shares       (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

PUBLISHING AND NEWS (3.67%)
      Independent News & Media PLC                     1,564,683   $   4,887,971
                                                                   -------------
TECHNOLOGY (1.29%)
      Horizon Technology Group PLC*                    1,321,900       1,715,088
                                                                   -------------
TELECOMMUNICATIONS (1.48%)
      Eircom Group PLC                                   546,468       1,486,856
      Eircom Group PLC-144Aa                             177,764         483,669
                                                                   -------------
                                                                       1,970,525
                                                                   -------------
TRANSPORTATION (4.12%)
      Ryanair Holdings PLC*                              650,000       5,477,597
                                                                   -------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $51,371,474)                                                129,923,870
                                                                   -------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.08%)
   (Cost U.S. $1,391,127)

CONSULTING SERVICES (1.08%)
      Rps Group PLC                                      400,000       1,439,581
                                                                   -------------
TOTAL INVESTMENT COMPANIES BEFORE
   FOREIGN CURRENCY ON DEPOSIT
   (Cost $52,762,601)
                                                                   $ 131,363,451
                                                                   -------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

                                                        Face       Value (U.S.)
April 30, 2006                                          Value       (Note A)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.37%)
      British Pounds Sterling                      (pound)   767   $       1,395
      Euro                                         (euro)389,100         490,131
                                                                   -------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $485,331)**                                                     491,526
                                                                   -------------
TOTAL INVESTMENTS (99.10%)
   (Cost $53,247,932)                                                131,854,977
OTHER ASSETS AND LIABILITIES (0.90%)                                   1,197,673
                                                                   -------------

NET ASSETS (100.00%)                                               $ 133,052,650
                                                                   =============

--------------------------------------------------------------------------------

      a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

      *     Non-income producing security.

     **     Foreign currency held on deposit at JP Morgan Chase & Co.

    ADR     -American Depository Receipt traded in U.S. dollars.

    UTS     -Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

April 30, 2006
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost $52,762,601)
      See accompanying schedule                                 U.S.$131,363,451
   Cash                                                                  553,205
   Foreign currency (Cost $485,331)                                      491,526
   Receivable for investment securities sold                           1,672,082
   Dividends receivable                                                  705,797
   Prepaid expenses                                                       35,266
                                                                    ------------
      Total Assets                                                   134,821,327
                                                                    ------------
LIABILITIES:
   Payable for investments purchased                                   1,391,128
   Payable for Fund shares redeemed                                      202,147
   Investment advisory fee payable (Note B)                               73,151
   Printing fees payable                                                  41,995
   Accrued audit fees payable                                             21,643
   Administration fee payable (Note B)                                    19,891
   Directors' fees and expenses (Note C)                                  12,258
   Custodian fees payable (JP Morgan Chase & Co.) (Note B)                 3,659
   Accrued legal fees payable                                              2,198
   Accrued expenses and other payables                                       607
                                                                    ------------
      Total Liabilities                                                1,768,677
                                                                    ------------
NET ASSETS                                                      U.S.$133,052,650
                                                                    ============

AT APRIL 30, 2006 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares;
      Issued and Outstanding 4,648,661 Shares                   U.S.$     46,487
   Additional Paid-in Capital                                         49,257,943
   Undistributed Net Investment Income                                   648,079
   Accumulated Net Realized Gain                                       4,475,678
   Unrealized Appreciation of Securities,
      Foreign Currency and Net Other Assets                           78,624,463
                                                                    ------------
TOTAL NET ASSETS                                                U.S.$133,052,650
                                                                    ============
NET ASSET VALUE PER SHARE
   (Applicable to 4,648,661 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $133,052,650 / 4,648,611)                                 U.S.$      28.62
                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         For the Six Months Ended
                                                                              April 30, 2006
                                                                                (unaudited)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                 U.S.$  1,471,248
   Interest                                                                            11,824
                                                                                 ------------

TOTAL INVESTMENT INCOME                                                             1,483,072
                                                                                 ------------
EXPENSES
   Investment advisory fee (Note B)                        $  414,619
   Administration fee (Note B)                                111,989
   Directors' fees and expenses (Note C)                       98,907
   Legal fees                                                  66,566
   Printing fees                                               26,928
   Custodian fees (Note B)                                     24,957
   Other                                                      101,664
                                                           ----------
TOTAL EXPENSES                                                                        845,630
                                                                                 ------------

NET INVESTMENT INCOME                                                        U.S.$    637,442
                                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE D)
   Realized gain on:
      Securities transactions                               4,478,700
      Foreign currency transactions                             8,330
                                                           ----------
   Net realized gain on investments during the period                               4,487,030
                                                                                 ------------

   Net change in unrealized appreciation of:
      Securities                                           23,943,292
      Foreign currency and net other assets                    31,412
                                                           ----------

   Net unrealized appreciation of investments during the period                    23,974,704
                                                                                 ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                    28,461,734
                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                U.S.$ 29,099,176
                                                                                 ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Six Months Ended
                                                      April 30, 2006           Year Ended
                                                        (unaudited)         October 31, 2005
---------------------------------------------------------------------------------------------
Net investment income                              U.S.$        637,442    U.S.$      746,026
Net realized gain on investments                              4,487,030            10,748,789
Net unrealized appreciation of
   investments, foreign currency holdings and
   net other assets                                          23,974,704             5,245,601
                                                       ----------------        --------------

Net increase in net assets resulting from
   operations                                                29,099,176            16,740,416

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (722,941)             (140,656)
   Net realized gains                                        (7,997,529)                   --
                                                       ----------------        --------------

Net increase in net assets                                   20,378,706            16,599,760
                                                       ----------------        --------------

CAPITAL SHARE TRANSACTIONS:
   Value of 53,950 and 165,350 shares
   repurchased, respectively (Note F)                        (1,281,640)           (3,663,755)

   Value of shares issued to shareholders in
   connection with a stock distribution (Note E)              3,766,311                    --
                                                       ----------------        --------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                               2,484,671            (3,663,755)
                                                       ----------------        --------------
NET ASSETS
   Beginning of period                                      110,189,273            97,253,268
                                                       ----------------        --------------
   End of period (Including undistributed
   net investment income of $648,079
   and $733,578 respectively)                      U.S.$    133,052,650    U.S.$  110,189,273
                                                       ================        ==============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                         Six Months Ended                          Year Ended October 31,
                                          April 30, 2006        ----------------------------------------------------------
                                            (Unaudited)            2005         2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value, Beginning of Year       U.S. $     24.36       $   20.74     $ 16.29     $ 11.04     $ 13.28     $  20.06
                                              -----------       ---------     -------     -------     -------     --------
Net Investment Income/(Loss)                         0.14            0.16       (0.00)#      0.07       (0.08)       (0.02)
Net Realized and Unrealized Gain/
  (Loss) on Investments                              6.14            3.38        4.49        5.08       (1.50)       (3.65)
                                              -----------       ---------     -------     -------     -------     --------
Net Increase/(Decrease) in Net Assets
  Resulting from Investment
  Operations                                         6.28            3.54        4.49        5.15       (1.58)       (3.67)
                                              -----------       ---------     -------     -------     -------     --------
Distributions to Shareholders from:
  Net Investment Income                             (0.16)          (0.03)      (0.09)         --       (0.03)       (0.01)
  Net Realized Gains                                (1.77)             --          --          --       (0.69)       (2.65)
                                              -----------       ---------     -------     -------     -------     --------
Total from Distributions                            (1.93)          (0.03)      (0.09)         --       (0.72)       (2.66)
                                              -----------       ---------     -------     -------     -------     --------
Anti-Dilutive/(Dilutive) Impact of
  Capital Share Transactions                        (0.09)+++        0.11        0.05        0.10        0.06++      (0.45)+
                                              -----------       ---------     -------     -------     -------     --------
Net Asset Value, End of Period           U.S. $     28.62       $   24.36     $ 20.74     $ 16.29     $ 11.04     $  13.28
                                              ===========       =========     =======     =======     =======     ========
Share Price, End of Period               U.S. $     26.36       $   21.95     $ 18.46     $ 13.81     $  8.67     $  11.02
                                              ===========       =========     =======     =======     =======     ========
Total Investment Return (a)                         28.34%(c)       17.51%      28.14%      47.55%     (12.07)%     (23.76)%
                                              ===========       =========     =======     =======     =======     ========
Total Investment Return (b)                         31.13%(c)       19.07%      34.47%      59.28%     (16.05)%     (12.73)%
                                              ===========       =========     =======     =======     =======     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000's)          U.S. $   133,053       $ 110,189     $97,253     $77,790     $54,856     $ 68,223
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                              1.10%++++       0.66%      (0.00)%@     0.54%      (0.64)%      (0.16)%
Ratio of Operating Expenses to
  Average Net Assets                                 1.45%++++       1.34%       1.80%       1.78%       2.10%        1.80%
Portfolio Turnover Rate                                 3%             13%          5%         10%         13%          35%

      (a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

      (b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

      (c) Return is based on the six months ended April 30, 2006. Periods less than one year are not annualized.

        + Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.

       ++ Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

      +++ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.12) per share impact for the new shares issued as Capital Gain Stock Distribution.

     ++++ Annualized

        # Amount represents less than $0.01 per share.

        @ Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy over the past few years and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

      Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A.    SIGNIFICANT ACCOUNTING POLICIES:

      The  preparation  of financial  statements in accordance  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

      DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

      On September 21, 2004, the Board of Directors approved the implementation of a Managed Distribution Program, subject to the granting of the appropriate exemptive relief from the Securities and Exchange Commission. Under the proposed Managed Distribution Program, the Fund would make quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The Board had determined that the initial annual distribution rate would be 10%, with quarterly distributions in an amount equal to approximately 2.5% of the Fund's net asset value. Distributions under the Distribution Plan would consist of,

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

in order of preference and priority,  (i) net realized  long-term capital gains,
(ii) net investment  income,  (iii) net realized  short-term  capital gains and,
(iv) only to the extent necessary to make up any shortfall, a return of capital (up to the amount of the shareholder's adjusted tax basis in his or her shares). As of April 30, 2006, the Fund is still awaiting a response from the SEC.

      U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

      CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

      FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2006.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B.    MANAGEMENT SERVICES:

      The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

      The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the six months ended April 30, 2006, the Fund incurred expenses of U.S $111,989 in administration fees to PFPC Inc.

      The Fund has entered into an agreement with JP Morgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended, April 30, 2006 the Fund incurred expenses for JP Morgan Chase & Co. of U.S. $24,957.

      For the six months ended, April 30, 2006, the Fund incurred total brokerage commissions of U.S. $16,968, of which U.S. $10,160 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.    DIRECTORS FEES:

      The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer which, effective December 1, 2005, was increased from U.S. $11,500, plus U.S. $1,000, for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board to U.S. $14,500, plus U.S. $1,500 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional fee which, effective December 1, 2005, was increased from U.S. $32,500 to U.S. $35,000. Also, effective December 1, 2005, the Fund pays the Chairman of the Audit Committee an additional U.S. $1,500 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.    PURCHASES AND SALES OF SECURITIES:

      The cost of purchases and proceeds from sales of securities for the period ended, April 30, 2006 excluding U.S. government and short-term investments, aggregated U.S. $3,394,581 and U.S. $8,213,074, respectively.

      At April 30, 2006, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $80,647,792 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,046,942. Also, on this date, the tax cost of securities for Federal Income Tax purposes is $52,762,601.

      At April 30, 2006, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.

E.    COMMON STOCK:

      For the six months ended April 30, 2006, the Fund issued 179,433 shares in connection with stock distribution in the amount of $3,766,311.

      On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2006 Bank of Ireland Asset Management held 12,609 shares representing 0.27% of the Fund's total issued shares.

      On April 30, 2006, Bank of Ireland Asset Management controlled 312,953 shares, representing 6.7% of the Funds outstanding shares. The Wachovia Corporation held 650,287 shares, as stated in a 13G filed with the Securities and Exchange Commission on February 13, 2006, representing 13.99% of the Funds outstanding shares.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

F.    SHARE REPURCHASE PROGRAM:

      In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

      For the six months ended, April 30, 2006, the Fund repurchased 53,950 (1.19% of the shares outstanding at October 31, 2005 year end) of it shares for a total cost of $1,281,640, at an average discount of 10.10% of net asset value.

      For the year ended, October 31, 2005, the Fund repurchased 165,350 (3.53% of the shares outstanding at October 31, 2004 year end) of its shares for a total cost of $3,663,755, at an average discount of 12.07% of net asset value.

G.    MARKET CONCENTRATION:

      Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H.    PORTFOLIO INFORMATION

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

I.    PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.

J.    ADVISORY AGREEMENT

      (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PFPC).

      The directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 7, 2006.

      In preparation for the meeting, the directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single-country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

standards for their consideration of the proposed continuances. The directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the directors considered all factors they believed relevant, including the following:

      1.    information   comparing  the   performance  of  the  Fund  to  other
            investment companies with analogous investment objectives and to the Irish Stock Exchange index;

      2. the nature, extent and quality of investment and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Fund;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

      5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

      6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

      7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

      8.    the  professional   experience  and  qualifications  of  the  Fund's
            portfolio management team and other senior personnel of the Adviser; and

      9.    the terms of the Advisory Agreement.

      The directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers. The directors also considered the lowering of the management fees by the Adviser in 1998 on assets in excess of $100 million.

      The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

      The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the director and the officers of the Fund who are employees of the Adviser.

      The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Fund. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

      At the request of the directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

      The directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.

FALL-OUT BENEFITS

      The Adviser advised the directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.

      The directors also considered that a broker-dealer affiliate of the Adviser receives brokerage commissions from the Fund for execution services only.

      The directors recognized that the impact on the Adviser's broker-dealer affiliate's profitability would be negligible if it did not receive the brokerage commissions described above. The directors noted that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

      The directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. This was determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

common shares, of the Adviser's parent company, which represents approximately 14% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

      At the meeting, the directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Western European single-country closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2006. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared favorably to such funds and was at or above that of the securities index. The directors also noted that the Fund's diversification criteria limited its investment flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

EXPENSE RATIO

      The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group") and viewed such comparison to be favorable to the Fund.

ADVISORY FEE

      The directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively, in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.

      The Adviser reviewed with the directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, employees who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the directors took these aspects into consideration.

      The Fund's peer group consisted of 42 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of .71% (based on net assets at January 31, 2006) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.

      The directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.

      The directors noted that the Adviser's fee has a substantial decrement (from .75% to .50% of average net assets) at a relatively low level of total net assets ($100 million),

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

which level of assets, although recently above this figure, has rarely been exceeded in the past.

      The directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

      After considering the information, the directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

      In addition, the directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

      The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

      Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

      The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

      In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

      There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

      The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                      This page left blank intentionally.

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

                  Peter J. Hooper    - CHAIRMAN OF THE BOARD
                  Brendan Donohoe    - PRESIDENT AND DIRECTOR
                  Denis P. Kelleher  - DIRECTOR
                  George G. Moore    - DIRECTOR
                  James M. Walton    - DIRECTOR
                  Lelia Long         - TREASURER
                  Hugh Carter        - ASSISTANT TREASURER
                  Vincenzo Scarduzio - SECRETARY
                  Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                          Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-SAR 04/06

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                    REGISTRANT PURCHASES OF EQUITY SECURITIES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     (D) MAXIMUM NUMBER (OR
                                         (B) AVERAGE        (C) TOTAL NUMBER OF SHARES             APPROXIMATE DOLLAR VALUE) OF
                    (A) TOTAL  NUMBER   PRICE PAID PER      (OR UNITS) PURCHASED AS PART       SHARES (OR UNITS) THAT MAY YET BE
                     OF SHARES (OR        SHARE (OR         OF PUBLICLY ANNOUNCED PLANS            PURCHASED UNDER THE PLANS OR
PERIOD               UNITS) PURCHASED       UNIT)                    OR PROGRAMS                         PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------
November 1, 2005        5,850               21.63                    5,850                               452,318
to November 30,
2005
-----------------------------------------------------------------------------------------------------------------------------
December 1, 2005        0                   0                        0                                   452,318
to December 31,
2005
-----------------------------------------------------------------------------------------------------------------------------
January 1, 2006         0                   0                        0                                   452,318
to January 31,
2006
-----------------------------------------------------------------------------------------------------------------------------
February 1, 2006        16,900              22.84                    16,900                              452,318
to February 28,
2006
-----------------------------------------------------------------------------------------------------------------------------
March 1, 2006 to        20,800              24.04                    20,800                              452,318
March 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
April 1, 2006 to        10,400              25.86                    10,400                              452,318
April 30, 2006
-----------------------------------------------------------------------------------------------------------------------------
Total                   53,950              23.76                    53,950                              452,318
-----------------------------------------------------------------------------------------------------------------------------

a.   The date each plan or program was announced : FEBRUARY 2000
b. The dollar amount (or share or unit amount) approved : 10% OF SHARES OUTSTANDING AT THE PREVIOUS FISCAL YEAR END
c.   The expiration date (if any) of each plan or program : NONE
d. Each plan or program that has expired during the period covered by the table : NONE
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. : NONE


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JUNE 28, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JUNE 28, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date              JUNE 28, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.